THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated May 3, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Contract Form UIT-981 dated May 1, 2019

On or about May 24, 2021 (the “Effective Date”), the VALIC Company I Capital Conservation Fund (“Target Fund”) will reorganize into the VALIC Company I Core Bond Fund (“Acquiring Fund”). On such date the Acquiring Fund and its corresponding Variable Account Option will be added to your Prospectus.

Accordingly, on and after the Effective Date, all references in the Prospectus to the VALIC Company I Capital Conservation Fund are deleted in their entirety and replaced with references to the VALIC Company I Core Bond Fund.

After Market Close on May 21, 2021, all transfer, purchase, and redemption requests directed to the Variable Account Option that invests in the VALIC Company I Capital Conservation Fund will be automatically directed to the Variable Account Option that invests in the VALIC Company I Core Bond Fund.

Target Fund	Acquiring Fund

VALIC Company I Capital Conservation Fund	VALIC Company I Core Bond Fund (new fund)

On and after the Effective Date, the following description of the VALIC Company I Core Bond Fund supplements the Description of Funds Available as Variable Account Options sub-section set forth in the Variable Account Options section of the Prospectus.

VALIC Company I Core Bond Fund (Division 158) - seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities. Advisor: VALIC. Sub-Advisor: PineBridge Investments LLC.

Please keep this Supplement with your Prospectus.